Other Current Assets and Accrued Income	6 Months Ended
Jun. 30, 2025
Current prepayments and current accrued income including current contract assets [abstract]
Other Current Assets and Accrued Income
6.
OTHER CURRENT ASSETS AND ACCRUED INCOME

The table below shows the breakdown of other current assets by category:

	June 30, 2025	December 31, 2024
Prepaid clinical and technical development expenses	287	2,615
Prepaid general and administrative expenses	3,165	1,564
VAT and other withholding tax receivable	1,269	1,426
Total	4,721	5,605

The decrease in prepaid clinical and technical development expenses as of June 30, 2025 compared to prior year end was due to advancements of clinical trials, primarily the OCS-01 DIAMOND-1 and DIAMOND-2 trials in DME which started in December 2023 and February 2024, respectively, and completed enrollment in April 2025. The increase in prepaid general and administrative expenses as of June 30, 2025 compared to prior year end is due to the timing of when certain corporate insurances policies are renewed.

The table below shows the movement of accrued income for the six months ended June 30, 2025 and 2024:

	2025	2024
Balance as of January 1,	629	876
Accrued income recognized during the period	545	467
Foreign exchange revaluation	5	40
Balance as of June 30,	1,179	1,383

Accrued income is generated by incentives for research and development offered by the Icelandic government in the form of tax credits for innovation companies. These tax credits are either used to reduce the company’s income tax liability or, if the credits exceed the tax due, they are paid out in cash. The tax credit is subject to companies having a research project approved as eligible for tax credit by the Icelandic Centre for Research (Rannís).